Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3573 - PremierSolutions Chicago Public Schools
HV-3574 - PremierSolutions Standard

Supplement dated August 20, 2025 to Prospectuses dated May 1, 2025

This Supplement is regarding the John Hancock New Opportunities Fund in the above-referenced product prospectuses.

Reorganization

As described in a prospectus supplement for the John Hancock New Opportunities Fund, at a meeting held on March 24-27, 2025, the Board of Trustees of John Hancock Funds II, of which John Hancock New Opportunities Fund (“New Opportunities”) is a series, voted to recommend that the shareholders of New Opportunities approve a reorganization, that is expected to be tax-free for U.S. federal income tax purposes, of New Opportunities (Selling Fund) into John Hancock Small Cap Dynamic Growth Fund (“Small Cap Dynamic Growth”) (Acquiring Fund), also a series of John Hancock Funds II ("Reorganization").

Under the terms of the Reorganization, approved at a shareholder meeting held on August 6, 2025, New Opportunities will transfer all of its assets to Small Cap Dynamic Growth in exchange for corresponding shares of Small Cap Dynamic Growth. Small Cap Dynamic Growth will assume substantially all liabilities of New Opportunities. The corresponding shares of Small Cap Dynamic Growth will then be distributed to New Opportunities shareholders, and New Opportunities will terminate. The Reorganization is expected to occur as of the close of business on August 22, 2025 ("Closing Date").

New Opportunities will remain open to purchases and redemptions from existing shareholders until the Closing Date. New Opportunities did not accept orders from new investors to purchase shares of New Opportunities, effective as of the close of business on April 28, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include New Opportunities as an investment option as of the close of business on April 28, 2025, may continue to make New Opportunities shares available to new and existing accounts.

Prior to the Reorganization, any dividends will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of New Opportunities.

As of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invests in Class A shares of the Selling Fund will automatically receive a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.
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You should consider the strategies and risks of the underlying Acquiring Fund prior to the merger. Prior to the merger, you are permitted to transfer all of your units in the Selling Fund Sub-Account to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year. In addition, if you do not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions will be applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account will cease to exist on the Closing Date.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

As a result of the above, references in the above-captioned product prospectuses to the New Opportunities Selling Fund will hereby be removed.

Effective immediately, the following information for the Small Cap Dynamic Growth Acquiring Fund will be added to the “Appendix A – Underlying Funds” section of the above-captioned product prospectuses (all other information contained in the “Appendix A – Underlying Fund” section of the prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Growth	John Hancock Small Cap Dynamic Growth Fund - Class A*	1.20%	25.23%	7.49%	7.04%
	Adviser: John Hancock Investment Management, LLC
	Subadviser: Axiom Investors, LLC

*Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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